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                                    AGREEMENT

          Agreement, made as of this 3rd day of January, 1995, among ANDREW J. MCKELVEY ("AJM"), AERONAUTIC MEDIA, INC., a Delaware corporation ("AMI"), and MCKELVEY ENTERPRISES, INC., a New York corporation ("MEI").

          AMI has acquired a motoryacht type AZIMUT 78' Ultra bldg. no. 33, powered by twin DEUTZ diesel engines of 1400 HP each (the "Yacht"). The parties wish to set forth certain understandings and agreements concerning the Yacht.

          NOW, THEREFORE, in consideration of the mutual obligations and duties of the parties hereto and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

     1. The Yacht is an asset of AMI, to be dealt with by AMI as it sees fit. Notwithstanding the foregoing and the fact that in connection with the financing of the Yacht each of the undersigned is a party to the Promissory Note for the benefit of First New England, a unit of GE Capital (the "Note"), all liabilities arising out of or in connection with the Note are the sole obligation and responsibility of AJM. AJM agrees to indemnify, defend hold harmless each of AMI and MEI from and against, and shall promptly pay each of them for any and all losses, liabilities, damages and expenses (including but not limited to reasonable attorneys' fees) AMI or MEI may suffer or incur arising out of or in connection with the Note, including but not limited to any payment which may be made by either of AMI or MEI under the Note or any damages suffered by AMI in the event First New England realizes on its security interest in the Yacht.

     2. This agreement (i) constitutes the entire agreement among the parties with respect to the subject matter hereof and supersedes any previous arrangements relating thereto, (ii) may be signed in counterparts, (iii) shall be governed by the laws of the state of New York (other than the conflicts of laws provisions thereof) and (iv) may not be amended, terminated or waived orally.

          IN WITNESS WHEREOF, the parties have executed this agreement as of the date first above written.



                                   /s/ Andrew J. McKelvey
                                   ---------------------------------
                                   Andrew J. McKelvey

                                   AERONAUTIC MEDIA, INC.



                                   By: /s/ Thomas G. Collison
                                       -----------------------------

                                   MCKELVEY ENTERPRISES, INC.


                                   By: /s/ Thomas G. Collison
                                       -----------------------------